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                    WARBURG PINCUS POST-VENTURE CAPITAL FUND

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

     The Board of Directors of the Warburg Pincus Post-Venture Capital Fund
(Fund) has approved a proposed reorganization (Acquisition) where the assets of the Fund would be acquired by the Warburg Pincus Global Post-Venture Capital Fund (Global Fund). The Acquisition will involve an exchange of shares of the Global Fund for all of the Fund's assets. The Fund would then be liquidated and shares of the Global Fund distributed to Fund shareholders. As noted and further described in the proxy materials to be delivered to shareholders, although the Fund has the same goal as the Global Fund, there are two important differences in the way the funds are managed: (i) THE GLOBAL FUND MAY INVEST WITHOUT LIMIT IN FOREIGN SECURITIES WHILE THE FUND'S FOREIGN INVESTMENTS ARE LIMITED TO 20% OF ASSETS; AND (ii) THE FUND DOES NOT INVEST IN EMERGING MARKETS, WHILE THE GLOBAL FUND MAY (AND CURRENTLY DOES) INVEST IN EMERGING MARKETS.

     If the Acquisition is completed, each shareholder of the Fund would become a shareholder of the Global Fund and receive shares of the same class of the Global Fund with a value equal to the value of the shareholder's investment in the Fund. The Acquisition is not expected to result in any gain or loss for federal income tax purposes to Fund shareholders.

     The Acquisition is subject to the completion of certain conditions, including the approval of shareholders of the Fund. Proxy materials describing the proposed Acquisition will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held on or about January 27, 2000. If approved by shareholders, the Acquisition will occur shortly after the meeting.

Dated: November 1, 1999                                                  16-1199
                                                                         for
                                                                         WPUSS
                                                                         ADSAP